  EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the Annual Report of Nostalgia Family Brands, Inc. (the "Company") on Form 10-K, for the period ended December 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William P. McDermitt, Chief Executive Officer and President of Nostalgia Family Brands, Inc., certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 24, 2020	By:	/s/ William P. McDermitt
William P. McDermitt
Chief Executive Officer and President